UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 12, 2007
____________________________

Frezer, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-51336 (Commission File Number)		20-2777600 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone

number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Frezer, Inc., a Nevada corporation (“Frezer”) has amended its Articles of Incorporation to change its authorized capital stock. The amendment increased the authorized common stock from 100,000,000 shares, with a par value of $0.001 per share, to 200,000,000 shares, with a par value of $0.001 per share. The amendment also authorized 10,000,000 shares of preferred stock, with a par value of $0.001 per share, with such powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, as the Board of Directors may from time to time fix. Prior to the amendment, Frezer did not have a class of preferred stock authorized.

These amendments became effective upon the filing of the Certificate of Amendment to the Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State on April 12, 2007. A copy of the Amendment is included as Exhibit 3.3 to this Current Report and is incorporated herein by this reference.

The amendments were proposed and recommended for stockholder approval by the Board pursuant to the unanimous written consent of the Board in lieu of meeting dated March 5, 2007 and was adopted as of March 5, 2007 by written consent of a holder of 70,000,000 shares of common stock of Frezer, which amount constituted a majority of the 82,834,064 shares of common stock outstanding and entitled to vote thereon.

On March 22, 2007, Frezer mailed an Information Statement to its stockholders to notifying them of the amendments which were adopted by the written consent of its majority stockholder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.3	Certificate of Amendment to Articles of Incorporation of Frezer, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Frezer, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFREZER, INC.

Date: April 13, 2007	By:	/s/ Kevin R. Keating
Kevin R. Keating, President and CEO
Title

EXHIBIT INDEX

Exhibit Number	Description
3.3	Certificate of Amendment to Articles of Incorporation of Frezer, Inc.